SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549




                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) of the
                           SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  June 9, 1997


                        FISHER SCIENTIFIC INTERNATIONAL INC.
                 (Exact name of registrant as specified in charter)




                                      Delaware
                            (State or other jurisdiction
                                  of incorporation)

                   1-10920                                02-0451017
           (Commission File No.)                       (IRS employer
                                                        identification no.)

           Liberty Lane, Hampton, New Hampshire           03842
         (Address of principal executive offices)      (Zip Code)



         Registrant's telephone number, including area code (603) 926-5911







         ITEM 5.   OTHER EVENTS.

                   On June 9, 1997, Fisher Scientific International Inc. issued a press release relating to the adoption of a shareholder rights plan. The full text of the press release is attached hereto as Exhibit 1 and is hereby incorporated herein by reference in its entirety.


         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                                         --- -----
                   AND EXHIBITS.

              (c)  Exhibits

                   (1)  Press Release, dated June 9, 1997.







                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FISHER SCIENTIFIC
                                            INTERNATIONAL INC.



                                          By:    /s/ Paul M. Meister
                                             Name:   Paul M. Meister
                                             Title:  Senior Vice
                                                     President and Chief
                                                     Financial Officer


         Dated:  June 9, 1997








































                                  EXHIBIT INDEX



         Exhibit                                            Sequential
           No.          Description                         Page Number

           (1)     Press Release, dated June 9, 1997..........